                                                   Amendment #1
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                             EFFECTIVE April 30, 2000
                                                      Between
                                    PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                   (PRUCO OF NJ)
                                                        And
                                        MUNICH AMERICAN REASSURANCE COMPANY
                                                     (MUNICH)

The parties hereby agree to the following:

1.           SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT,  shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== =================== ===============
                                Pref. Best - Class C     Class D - E       Greater than
                                                                             Class E
          --------------------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
               Ages:    0 - 70  $  10,000,000         $  7,500,000             None
                      --------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
                      71 - 75   $  7,500,000          $  5,000,000             None
          ----------- --------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
                      76 - 90   None                  None                     None
          =========== ========= ===================== =================== ===============

         Non US/Canadian Residents

          ======================= =================== =================== ===============
                                     Pref. Best -        Class D - E       Greater than
                                       Class C                               Class E
          ----------------------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
               Ages:    0 - 70    $ 20,000,000        $ 15,000,000             None
                      ----------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
                      71 - 75     $ 15,000,000        $ 10,000,000             None
          ----------- ----------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
                      76 - 90     None                None                     None
          =========== =========== =================== =================== ===============

2.             SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be replaced by the following:

         RISK RETENTION LIMITS:

         The total amount of insurance in force and applied for on an individual life for PRUCO OF NJ and its affiliates will not exceed the risk retention limits in the following table.

               ======================== ====================== ========================
                Issue Age of Insured    Pref. Best - Class D         Class E - H
               ------------------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                    Ages:     0 - 65        $ 10,000,000            $ 10,000,000
                           ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             66 - 70        $ 10,000,000            $ 10,000,000
                           ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             71 - 75        $ 10,000,000            $ 10,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             76 - 77        $ 10,000,000             $ 5,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             78 - 80         $ 5,000,000             $ 2,500,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             81 - 85         $ 2,500,000             $ 1,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             86 - 90         $ 1,000,000                None
               =========== ============ ====================== ========================

3.           This amendment is effective April 30, 2000.

PRUCO LIFE INSURANCE COMPANY                                            MUNICH AMERICAN REASSURANCE
OF NEW JERSEY                                                                                 COMPANY

By:     _/s/___________________________                                           By:_/s/____________________________

Title:  ____________________________                                              Title:______________________________

Date:  ____________________________                                                 Date:______________________________

By:     _/s/___________________________                                             By:_/s/___________________________

Title:  ____________________________                                                 Title:______________________________

Date:  ____________________________                                                 Date:______________________________

                                                   Amendment #3
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                             EFFECTIVE April 30, 2000
                                                      Between
                                    PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                   (PRUCO OF NJ)
                                                        And
                                        MUNICH AMERICAN REASSURANCE COMPANY
                                                     (MUNICH)

The parties hereby agree to the following:

1.       SECTION  10a,  COMMENCEMENT  OF  REINSURANCE  COVERAGE - AUTOMATIC  REINSURANCE,  shall be replaced by the following:

         a.  AUTOMATIC REINSURANCE

         MUNICH's  reinsurance  coverage for any policy that is ceded automatically under this Agreement will begin and end simultaneously with PRUCO OF NJ's contractual liability for the policy reinsured.

         In  addition,  MUNICH  will be liable  for  benefits  paid  under  PRUCO OF NJ's  conditional  receipt  or temporary  insurance agreement if all of the conditions for automatic  reinsurance  coverage under Section
         6 of this Agreement are met.

         For UL and VUL II  policies,  MUNICH's  liability  under PRUCO OF NJ's  conditional  receipt or  temporary insurance  agreement is limited to the lesser of (1) MUNICH's  reinsured portion of the face amount of the policy and (2) $200,000.

         For ProFunds policies,  MUNICH's liability under PRUCO OF NJ's conditional  receipt or temporary insurance agreement  is limited to the lesser of (1)  MUNICH's  reinsured  portion of the face  amount of the policy and (2) $300,000.

2.       SCHEDULE A, Section 1, PLANS REINSURED, shall be replaced by the following:

         PLANS REINSURED:

         This Agreement covers the following plans:

o        PruLife Universal (UL) - Policies issued by PRUCO OF NJ (Form Number UL-2000 and all state variations)
o        PruLife  Custom  Premier  (VUL II) - Policies  issued by PRUCO OF NJ (Form  Number  VUL-2000 and all state variations)
o        PruLife  Advisor  Select 2002  (Pro-Funds)  - Policies  issued by PRUCO OF NJ (Form Number VULPAS 2002 and all state variations)
o        Target Term Rider (TTR) issued by PRUCO OF NJ (currently available on VUL II policies)

         Excluded from  reinsurance  under this Agreement are the Waiver of Premium and  Accidental  Death Benefits
         included in the above  reinsured  policies.  Also  excluded  from  reinsurance  under this  Agreement  are
         riders  that  provide   additional  life  insurance  on  the  lives  of  any  dependent  children  of  the policyholder.  Included under this Agreement is the Living Needs Benefit rider.

3.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

         AUTOMATIC PORTION REINSURED:

         US/Canadian Residents

         UL-VUL II - MUNICH will  automatically  reinsure an amount  equal to 20% of the net amount at risk related to the face amount of insurance.

         ProFunds - MUNICH will  automatically  reinsure an amount  equal to 30% of the net amount at risk  related to the face amount of insurance.

         The net amount of risk is determined as of the issue date and each  subsequent  policy  anniversary and is defined as the death  benefit  minus the contract  fund.  The first layer of the face amount varies by age and rating class and is shown in Schedule A, Section 4 below.

         Non US/Canadian Residents

         UL-VUL II - MUNICH will  automatically  reinsure an amount  equal to 20% of the net amount at risk related to the face amount of insurance.

         ProFunds - MUNICH will  automatically  reinsure an amount  equal to 30% of the net amount at risk  related to the face amount of insurance.

4.       SCHEDULE A, Section 3, AUTOMATIC RETENTION LIMIT, shall be replaced by the following:

         AUTOMATIC RETENTION LIMIT:

         UL-VUL II - PRUCO OF NJ will  retain at least 10% of each  policy.  PRUCO OF NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers.

         ProFunds  - PRUCO OF NJ will  retain at least 10% of each  policy.  PRUCO OF NJ may cede up to 60% of each policy on a first-dollar quota share basis to other reinsurers.

5.       SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

         UL-VUL II:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 70,000,000                $ 65,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 33,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 43,000,000                $ 40,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 21,000,000                $ 18,000,000                 $ 11,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,200,000                 $ 4,200,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 60,000,000                $ 60,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 47,000,000                $ 47,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 38,000,000                $ 38,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 18,000,000                $ 18,000,000                 $ 10,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,200,000                 $ 3,200,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         ProFunds:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 65,000,000                $ 60,000,000                 $ 39,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 53,000,000                $ 48,000,000                 $ 30,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 39,500,000                $ 36,500,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 20,000,000                $ 17,000,000                 $ 10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 12,500,000                $ 10,500,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,050,000                 $ 4,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 55,000,000                $ 55,000,000                 $ 39,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 43,000,000                $ 43,000,000                 $ 29,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 34,500,000                $ 34,500,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 17,000,000                $ 17,000,000                 $ 19,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 10,500,000                $ 9,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,050,000                 $ 3,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the
         First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life  will not exceed the amounts in the following tables:

         UL-VUL II

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 10,000,000                $ 7,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 5,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 7,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 300,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 2,000,000          $ 1,500,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,500,000          $ 1,000,000            None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

         ProFunds

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 15,000,000                $ 10,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 12,000,000                $ 7,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 10,500,000                $ 4,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 4,500,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 3,000,000                 $ 1,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 450,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 3,000,000          $ 2,250,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 2,250,000          $ 1,500,000            None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 6,000,000         $ 4,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $4,500,000         $ 3,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================
In witness of the above, PRUCO OF NJ and MUNICH have by their respective officers executed and delivered this
Agreement in duplicate on the dates indicated below, with an effective date of  May 1, 2002.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                   Amendment #6
                                                      to the
                                             AUTOMATIC AND FACULTATIVE
                                    YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                             EFFECTIVE April 30, 2000
                                                      Between
                                    PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                        And
                                        MUNICH AMERICAN REASSURANCE COMPANY

This is an ASSIGNMENT,  ASSUMPTION AND RELEASE AGREEMENT (the  "Assignment"),  dated as of December 1, 2004, by and among PRUCO LIFE INSURANCE  COMPANY OF NEW JERSEY (the  "Assignor"),  THE PRUDENTIAL  INSURANCE  COMPANY OF AMERICA
(the "Assignee"), and MUNICH AMERICAN REASSURANCE COMPANY (the "Reinsurer").

         WHEREAS,  the Reinsurer provides  reinsurance coverage to the Assignor in accordance with the terms of the reinsurance agreement referenced above (the "Reinsurance Treaty"); and

         WHEREAS,  the parties hereto desire to execute this  Assignment to evidence the assignment by the Assignor and  assumption  by the Assignee of the  Assignor's  rights and  obligations  under the  Reinsurance  Treaty and to effect a full and final release of the Assignor's  rights and obligations  under the Reinsurance  Treaty  effective as of 12:00 a.m., Eastern Time, December 1, 2004 (the "Effective Time").

         NOW, THEREFORE,  in consideration of the promises and the mutual agreements herein contained,  the parties hereto agree to the following:

           1.     Assignor Assignment of Interests to Assignee.  The Assignor hereby transfers, conveys, assigns and sets over to the Assignee, its successors and assigns, all of its rights, obligations, liabilities, title and interest in the Reinsurance Treaty, all effective as of the Effective
                  Time, including those incurred, accrued, or otherwise occurring or arising prior to the
                  Effective Time.

           2.  Assignee Assumption of Interests from Assignor.  Effective as of the Effective Time, the Assignee
                  hereby assumes all of the rights and interests of the Assignor under the Reinsurance Treaty and undertakes to pay, perform and discharge, or cause to be paid, performed or discharged, all of the liabilities and obligations of the Assignor under the Reinsurance Treaty, including those rights, interests, obligations, and liabilities incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  It is the intention of the parties that:

         a.   The Assignee shall be substituted for the Assignor under the Reinsurance Treaty, in the Assignor's name, place and stead; and

         b.   The Assignor shall be deemed to have ceased to be a party to, or the ceding company under, the Reinsurance Treaty and shall have released all of its rights and interests, and shall have been discharged from all obligations and liabilities thereunder to the Reinsurer; and

         c.   The Reinsurer will conduct business solely with the Assignee, or its designee, with respect to the performance of any and all obligations and liabilities under the Reinsurance Treaty.

           3.   Reinsurer Consent.  Notwithstanding anything to the contrary set forth in the Reinsurance Treaty, the Reinsurer consents to the assignment and assumption set forth in Sections 1 and 2 above.

           4.     Reinsurer Release of Assignor.  As of the Effective Time, the Reinsurer, in consideration of the assumption by the Assignee set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Assignor and the Assignor's successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, known or unknown, in law or equity, against the Assignor, which the Reinsurer and the Reinsurer's predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any rights of the Reinsurer under the Reinsurance Treaty, including any and all of the Assignor's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  This release under this Section 4 may not be changed orally.

           5.     Assignor Release of Reinsurer.  As of the Effective Time, the Assignor, in consideration of the consent by the Reinsurer set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Reinsurer and the Reinsurer's predecessors, successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, known or unknown, in law or equity, against the Reinsurer, which the Assignor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any rights of the
                  Assignor under the Reinsurance Treaty, including any and all of the Reinsurer's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  This release under this Section 5 may not be changed orally.

           6.  Further Assurances.  At any time and from time to time after the Effective Time, at the request of the Assignee, or of the Reinsurer and without further consideration, the Assignor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as either the Assignee or the Reinsurer may reasonably request as necessary or desirable in order to more effectively transfer, convey and assign to the Assignee the Reinsurance Treaty.

           7.     Amendment of Reinsurance Treaty.  The Reinsurer and the Assignee agree that the Reinsurance
                  Treaty is amended as of the Effective Time as provided in Exhibit A attached hereto.

           8.  Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of the Reinsurer, the Assignor and the Assignee and their respective predecessors, successors and assigns, if any.  The parties do not intend to create any third party beneficiaries under this
                  Assignment

           9.     Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the state of New Jersey without giving effect to its principles or rules of conflict of laws thereof.  Any amendment to the Reinsurance Treaty set forth herein shall be subject to the arbitration provision of the Reinsurance Treaty.

10.  Counterparts.  This Assignment may be signed in multiple  counterparts.  Each counterpart  shall be considered an original instrument, but all of them in the aggregate shall constitute one agreement.

In witness of the above, the Assignor,  the Assignee,  and the Reinsurer have by their respective officers executed and delivered this  Assignment in triplicate on the dates  indicated  below,  with an effective date of December 1,
2004.

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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  MUNICH AMERICAN REASSURANCE COMPANY
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By:_/s/_______________________________                      By:_/s/_____________________________
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Title:_______________________________                       Title:_____________________________
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Date:_______________________________                        Date:_____________________________
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By:_/s/_______________________________                      By:_/s/_____________________________
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Title:_______________________________                       Title:_____________________________
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Date:_______________________________                        Date:_____________________________
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
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By:_/s/_______________________________
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Title:_______________________________
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Date:_______________________________
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By:_/s/_______________________________
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Title:_______________________________
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Date:_______________________________
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                                                     Exhibit A

1.       The INSOLVENCY provision of the Reinsurance Treaty is deleted in its entirety and is replaced by the following:

              INSOLVENCY:

         For the purpose of this  Agreement,  PRUCO OF NJ or MUNICH shall be deemed  "insolvent"  if one or more of the following occurs:

a.       A court-appointed receiver, trustee, custodian,  conservator,  liquidator,  government official or similar officer takes possession of the property or assets of either PRUCO OF NJ or MUNICH; or

b.       Either  PRUCO OF NJ or  MUNICH  is  placed in  receivership,  rehabilitation,  liquidation,  conservation, bankruptcy or similar status pursuant to the laws of any state or of the United States; or

c.       Either  PRUCO OF NJ or MUNICH  becomes  subject to an order to  rehabilitate  or an order to  liquidate as defined by the insurance code of the  jurisdiction  of the domicile of PRUCO OF NJ or MUNICH,  as the case may be.

         In the event of the  insolvency  of PRUCO OF NJ, all  reinsurance  ceded,  renewed or  otherwise  becoming effective  under this Agreement  shall be payable by MUNICH  directly to PRUCO OF NJ or to its liquidator, receiver,  or  statutory  successor  on the basis of the  liability  of PRUCO OF NJ under the  contract or contracts  reinsured  without  diminution  because  of the  insolvency  of PRUCO OF NJ. It is  understood, however,  that in the event of the  insolvency  of PRUCO OF NJ, the  liquidator  or receiver or  statutory successor of the insolvent  Company shall give written  notice of the pendency of a claim against PRUCO OF
         NJ on the  policy  reinsured  within a  reasonable  time  after  such  claim  is  filed in the  insolvency proceeding,  and during the pendency of such claim MUNICH may  investigate  such claim and  interpose,  at its own expense,  in the proceeding  where such claim is to be  adjudicated  any defense or defenses which it may deem available to PRUCO OF NJ or is liquidator or receiver or statutory successor.

         In the event  MUNICH is deemed  insolvent,  MUNICH  will be bound by any legal  directions  imposed by its liquidator,  conservator,  or  statutory  successor.  However,  and if not in  conflict  with  such  legal directions,  PRUCO OF NJ shall have the right to cancel this Agreement with respect to occurrences  taking place on or after the date MUNICH  first  evidences  insolvency.  Such right to cancel  shall be exercised by providing  MUNICH (or its  liquidator,  conservator,  receiver or statutory  successor)  with a written notice of PRUCO OF NJ's  intent to  recapture  ceded  business.  If PRUCO OF NJ  exercises  such  right to cancel and recapture  ceded  business,  such election  shall be in lieu of any  premature  recapture  fee.
         Upon such  election,  PRUCO OF NJ shall be under no  obligation  to MUNICH,  its  liquidator,  receiver or statutory successor.

2.       Any and all references in the Reinsurance Treaty to the jurisdiction in which PRUCO OF NJ is domiciled or organized shall read as if to refer to the State of New Jersey.

3.       If the GOVERNING LAW provision of the Reinsurance Treaty does not provide for the application of New
         Jersey law, that provision shall be changed to read as follows:

                  GOVERNING LAW:

                  This  Agreement  shall be governed by the laws of the State of New Jersey  without  giving effect to the principles of conflicts of laws thereof.

4.       Any and all references in the Reinsurance Treaty to MUNICH being licensed or authorized in a given jurisdiction shall be read as if to refer to the State of New Jersey.  If the Reinsurance Treaty contains no such reference, then MUNICH hereby represents that it is authorized to do business in the
         State of New Jersey.